Exhibit 10.38
April 9, 2007 Amendment to the 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation
RESOLVED, that Section 7(b) of the 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation is hereby amended by deleting the words “(but in no event prior to the first anniversary of the date of grant)”. Except as specifically amended herein, the 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation shall remain in full force and effect.